UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2021

WESTERN ALLIANCE BANCORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington Street, Phoenix, Arizona 85004

(Address of principal executive offices) (Zip Code)

(602) 389-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	WAL	New York Stock Exchange
6.25% Subordinated Debentures due 2056	WALA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	OTHER EVENTS

On June 7, 2021, Western Alliance Bancorporation (the “Company”) closed its registered offering of $600 million aggregate principal amount of its 3.00% Fixed to Floating Rate Subordinated Notes due 2031 (the “Notes”). The Notes were offered pursuant to the prospectus supplement dated June 3, 2021, to the prospectus dated May 14, 2021, filed as part of the Registration Statement on Form S-3 (No. 333-256120) that became effective when filed with the Securities and Exchange Commission on May 14, 2021.

The Notes were issued pursuant to the Subordinated Debt Indenture, dated as of June 7, 2021 (the “Indenture”), as supplemented and amended by the First Supplemental Indenture to Subordinated Debt Indenture for the 3.00% Fixed to Floating Rate Subordinated Notes due 2031, dated as of June 7, 2021 (the “First Supplemental Indenture”), each by and between the Company and U.S. Bank National Association, as trustee.

In connection with the offer and sale of the Notes, the Company entered into an underwriting agreement, dated June 3, 2021, with Piper Sandler & Co. and J.P. Morgan Securities LLC, as managers and representatives of the several underwriters named on Schedule A thereto (the “Underwriting Agreement”).

Copies of the Underwriting Agreement, the Indenture, the First Supplemental Indenture and form of global note for the Notes, and the legal opinion of the Company’s counsel, Troutman Pepper Hamilton Sanders LLP, as to the validity of the Notes are filed herewith as Exhibits 1.1, 4.1, 4.2, 4.3, and 5.1, respectively, and are incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 3, 2021, by and among the Company and the Representatives named therein

4.1	Subordinated Debt Indenture, dated as of June 7, 2021, by and between the Company and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture to the Subordinated Indenture for the 3.00% Fixed to Floating Rate Subordinated Notes due 2031, dated June 7, 2021, by and between the Company and U.S. Bank National Association, as trustee

4.3	Form of Global Note (included in Exhibit 4.2)

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP regarding the validity of the Notes

23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Dale M. Gibbons
Dale M. Gibbons
Chief Financial Officer

Date:	June 7, 2021